Exhibit 99.1

NEWS RELEASE

PGTI Announces Closing of Offering of $60 Million of Additional 6.75% Senior Notes due 2026

NORTH VENICE, Fla., January 26, 2021 – PGT Innovations, Inc. (NYSE: PGTI), a national leader in premium windows and doors, including impact-resistant products and products designed to unify indoor/outdoor living spaces, announced today that it has completed its previously announced private offering of $60 million aggregate principal amount of additional 6.75% senior notes due 2026 (the “Additional Notes”). The Additional Notes were issued at 105.500% of their principal amount, plus accrued interest from August 1, 2020. The Additional Notes are part of the same issuance of, and rank equally and form a single series with, the $365.0 million aggregate principal amount of the Company’s 6.75% senior notes due 2026 (the “Existing Notes”), $315 million aggregate principal amount of which were issued on August 10, 2018 and $50 million aggregate principal amount of which were issued on January 24, 2020. The Additional Notes will have the same terms as the Existing Notes (except with respect to issue date and the date from which interest accrues).

PGTI intends to use the proceeds from the sale of the Additional Notes to finance, together with cash on hand, the cash portion of the purchase price of the acquisition (the “ECO Acquisition”) by the Company of 75% of the outstanding equity interests of New Eco Windows Holding, LLC (“New Holding”), a newly formed Delaware limited liability company formed for the purposes of facilitating the ECO Acquisition, which will hold 100% of the equity interests of ECO Window Systems, LLC, ECO Glass Production Inc. and Unity Windows Inc. (collectively, “ECO”). The ECO Acquisition was previously announced on January 7, 2021 and is expected to close in the first quarter of 2021. If the ECO Acquisition does not close, PGTI intends to apply proceeds of the Additional Notes to repay amounts outstanding under its existing term loan credit facility and for general corporate purposes, including future acquisitions.

The Additional Notes are guaranteed, jointly and severally, by each existing and future domestic restricted subsidiary of the Company, other than any restricted subsidiary of the Company that does not guarantee the Company’s existing senior secured credit facilities or any permitted refinancing thereof. Upon the consummation of the ECO Acquisition, the Company intends to designate New Holding and its subsidiaries as unrestricted subsidiaries under the indenture governing the Existing Notes and New Notes and the credit agreement governing the Company’s existing senior secured credit facilities such that New Holding and its subsidiaries will not become guarantors of the Existing Notes and New Notes or guarantors of the Company’s existing senior secured credit facilities.

The Additional Notes and related guarantees were offered and sold only to persons reasonably believed to be qualified institutional buyers under Rule 144A of the Securities Act of 1933 (“the Securities Act”), and to non U.S. persons in transactions outside the United States under Regulation S of the Securities Act. The Additional Notes have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements other than historical fact, and include statements relating to the offering of Additional Notes, including the use of proceeds therefrom. These “forward-looking statements” involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements generally can be identified by the use of forward- looking terminology, such as “may,” “expect,” “expectations,” “outlook,” “forecast,” “guidance,” “intend,” “believe,” “could,” “project,” “estimate,” “anticipate,” “should” and similar terminology. These risks and uncertainties include factors such as:

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the impact of the COVID-19 pandemic and related measures taken by governmental or regulatory authorities to combat the pandemic, including the impact of the pandemic and these measures on the economies and demand for our products in the states where we sell them, and on our customers, suppliers, labor force, business, operations and financial performance;

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the ability to successfully integrate the operations of ECO or to complete the integration of NewSouth Window Solutions (“NewSouth”) into our existing operations and the diversion of management’s attention from ongoing business and regular business responsibilities to effect such integration;

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disruption from our recent or future acquisitions or increased expenses or unanticipated liabilities making it more difficult to maintain relationships with customers or suppliers of acquired businesses;

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adverse changes in new home starts and home repair and remodeling trends, especially in the state of Florida and the western United States, where the substantial portion of our sales are currently generated, and in the U.S. generally;

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macroeconomic conditions in Florida, where the substantial portion of our sales of impact-resistant products are generated, and in California, Texas, Arizona, Nevada, Colorado, Oregon, Washington and Hawaii, where the substantial portion of the sales of our indoor/outdoor living products are currently generated, and in the U.S. generally;

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our level of indebtedness, which increased in connection with the acquisition of Western Window Systems (the “WWS Acquisition”) and NewSouth (the “NewSouth Acquisition”) and will increase in connection with this offering and the ECO Acquisition;

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the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, the ECO Acquisition, the WWS Acquisition, the NewSouth Acquisition and/or any future acquisitions;

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the risk that the anticipated cost savings, synergies, revenue enhancement strategies and other benefits expected from the ECO Acquisition, the WWS Acquisition and/or the NewSouth Acquisition may not be fully realized or may take longer to realize than expected or that our actual integration costs may exceed our estimates;

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raw material prices, especially for aluminum, glass and vinyl, including price increases due to the implementation of tariffs and other trade-related restrictions, or due to materials shortages related to the COVID-19 pandemic or otherwise;

•	our dependence on a limited number of suppliers for certain of our key materials;

•	sales fluctuations to and changes in our relationships with key customers;

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increases in bad debt owed to us by our customers in the event of a downturn in the home repair and remodeling or new home construction channels in our core markets and our inability to collect such debt;

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in addition to the ECO Acquisition, the WWS Acquisition and the NewSouth Acquisition, our ability to successfully integrate businesses we may acquire in the future, or that any business we acquire may not perform as we expected at the time we acquired it;

•	increases in transportation costs, including due to increases in fuel prices;

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our dependence on our impact-resistant product lines, which increased with the NewSouth Acquisition and will increase further with the ECO Acquisition, and contemporary indoor/outdoor window and door systems, and on consumer preferences for those types and styles of products;

•	product liability and warranty claims brought against us;

•	federal, state and local laws and regulations, including unfavorable changes in local building codes and environmental and energy code regulations;

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our dependence on our limited number of geographically concentrated manufacturing facilities, which will increase with the ECO Acquisition, which will add additional facilities in Florida, where most of our other facilities are located;

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risks associated with our information technology systems, including cybersecurity-related risks, such as unauthorized intrusions into our systems by “hackers” and theft of data and information from our systems, and the risks that our information technology systems do not function as intended or experience temporary or long-term failures to perform as intended; and

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the risks and uncertainties discussed under Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 28, 2019 and Part II, Item 1A, “Risk Factors” in our Quarterly Report for the quarter ended October 3, 2020 incorporated by reference herein.

Statements in this press release that are forward-looking statements include, without limitation, our expectations regarding the expected ECO Acquisition, including the expected closing date for the ECO Acquisition and the expected use of proceeds from the sale of the Additional Notes. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this press release.

PGT Innovations Contacts:

Investor Relations:

Sherri Baker, 941-480-1600

Senior Vice President and CFO

SBaker@PGTInnovations.com

Media Relations:

Brent Boydston, 941-480-1600

Senior Vice President, Corporate Sales and Marketing

BBoydston@PGTInnovations.com